ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated October 25, 2016 to the

Currently Effective Statements of Additional Information

This supplement should be read in conjunction with your currently effective Statement of Additional Information (SAI) for each of the Advanced Series Trust (AST), the Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (the Gibraltar Fund, and together with AST and PSF, the Funds), and should be retained for future reference. The Funds or each portfolio series thereof discussed in this supplement may not be available under your variable contract. For more information about the portfolios and funds available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the respective SAI.

Effective immediately, the below risk disclosure hereby replaces the current risk disclosure entitled “SECURITIES LENDING” in the SAI of each Fund:

SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US Government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Portfolio, and in that role administers the Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities.

The Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.

On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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